UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

(Date of report) August 4, 2026

(Date of earliest event reported) August 4, 2026

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 East Fifth Street

Tulsa, OK 74103

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code (918) 947-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange Indicate by check NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On and effective August 4, 2026, our Board of Directors approved and adopted amended and restated By-laws of the same date (the “Amended and Restated By-laws”), amending a provision of our existing By-laws.

The Amended and Restated By-laws have been updated to provide that the chair of the Board may be appointed by the Board to serve as a full member of one or more standing or special committees of the Board, with such rights, powers and responsibilities as are applicable to all members of such committee, including voting and quorum. Unless otherwise determined by the Board, the chair of the Board may serve as an ex-officio member of all standing committees and shall be the chair of any executive committee of the Board.

In serving in an ex-officio capacity on any committee, the chair of the Board (i) may attend all meetings of the committee and participate in discussions, subject to the discretion of the committee chair; (ii) shall not have voting rights on any matter presented to the committee; (iii) shall not be counted for purposes of determining the presence of a quorum; and (iv) shall not constitute a member of the committee for purposes of any provision of the By-laws, applicable law, or stock exchange listing standards relating to committee composition, independence, or qualification. Notwithstanding the foregoing, the chair of the Board shall not participate on any committee, whether as a member or in an ex-officio capacity, in a manner that would cause such committee to fail to satisfy any requirement under applicable law, regulation, or stock exchange listing standards.

A copy of the Amended and Restated By-laws is filed as Exhibit 3.1 to this report, and its terms are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-laws of ONE Gas, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: August 4, 2026	By:	/s/ Brian K. Shore
Brian K. Shore Vice President, Associate General Counsel and Secretary